Exhibit 99.3

April 2017

QUARTERLY FINANCIAL SUPPLEMENT

Investment Community Member:

To assist in your financial analysis, the following supplement of most requested information concerning Fifth Third Bancorp is provided.

Numbers are unaudited for quarterly information.

If you need further information, please fax or e-mail your request to Fifth Third’s Investor Relations Department at (513) 534-0629 or IR@53.com

Sameer Gokhale Senior Director Investor Relations (513) 534-2219

1

Quarterly Data

	Three Months Ended
	March	December	September	June	March	December	September	June
	2017	2016	2016(e)	2016(e)	2016(e)	2015	2015	2015
Ratios (percent)
Return on average assets	0.88	1.11	1.44	0.92	0.93	1.83	1.07	0.90
Return on average common equity	7.8	9.7	12.8	8.0	8.3	17.2	10.0	8.1
Average total Bancorp shareholders’ equity as a percent of average assets	11.72	11.66	11.83	11.60	11.57	11.26	11.24	11.32
Taxable equivalent net interest margin(a)(d)	3.02	2.86	2.88	2.88	2.91	2.85	2.89	2.90
Taxable equivalent efficiency(a)(d)	67.4	62.8	55.5	65.3	63.8	48.0	58.2	65.4
Net losses charged-off as a percent of average portfolio loans and leases	0.40	0.31	0.45	0.37	0.42	0.34	0.80	0.37
ALLL as a percent of portfolio loans and leases	1.35	1.36	1.37	1.38	1.38	1.37	1.35	1.39
Allowance for credit losses as a percent of portfolio loans and leases(c)	1.52	1.54	1.54	1.54	1.54	1.52	1.49	1.54
Nonperforming portfolio assets as a percent of portfolio loans and leases and OREO(b)	0.79	0.80	0.75	0.86	0.88	0.70	0.65	0.67
Allowance for loan and lease losses as a percent of nonperforming assets(b)	172	170	182	161	157	197	208	206
Allowance for credit losses as a percent of nonperforming assets(b)	194	192	205	180	174	218	230	228

Common Share Data
Earnings per share - basic	$0.38	$0.49	$0.66	$0.40	$0.40	$0.80	$0.46	$0.36
Earnings per share - diluted	$0.38	$0.49	$0.65	$0.39	$0.40	$0.79	$0.45	$0.36
Cash dividends per common share	0.14	0.14	0.13	0.13	0.13	0.13	0.13	0.13
Book value per share	20.13	19.82	20.44	20.09	19.46	18.48	18.22	17.62

Common shares outstanding, excluding treasury	750,144,587	750,479,299	755,582,255	766,345,770	770,470,768	785,080,314	795,439,309	810,054,148
Market price per share:
High	$28.75	$27.79	$20.92	$19.30	$19.61	$21.06	$21.71	$21.69
Low	24.73	19.58	16.70	16.13	13.94	18.28	18.23	18.91
End of period	25.40	26.97	20.46	17.59	16.69	20.10	18.91	20.82

Supplemental Data
Common dividends declared ($ in millions)	$106	$106	$99	$100	$100	$102	$103	$105
Full-time equivalent employees	17,763	17,844	18,072	18,051	18,200	18,261	18,311	18,527
Banking centers	1,155	1,191	1,191	1,191	1,241	1,254	1,295	1,299
ATMs	2,471	2,495	2,497	2,514	2,556	2,593	2,650	2,630

(a)	Presented on a fully taxable equivalent basis (FTE).
(b)	Excludes nonperforming assets held for sale.
(c)	The allowance for credit losses is the sum of the ALLL and the reserve for unfunded commitments.
(d)	This is a non-GAAP measure.
(e)	Net tax deficiencies of $1 million, $5 million and $0 were reclassified from capital surplus to applicable income tax expense at March 31, 2016, June 30, 2016 and September 30, 2016, respectively, related to the early adoption of ASU 2016-09 during the fourth quarter of 2016, with an effective date of January 1, 2016.

Quarterly Data

	Three Months Ended
	March	December	September	June	March	December	September	June
	2017	2016	2016(e)	2016(e)	2016(e)	2015	2015	2015
Income Statement ($ in millions)
Interest income (taxable equivalent)(d)	$1,092	$1,058	$1,063	$1,052	$1,044	$1,035	$1,031	$1,008
Interest expense	153	149	150	144	135	131	125	116

Net interest income (taxable equivalent)(d)	939	909	913	908	909	904	906	892
Provision for loan and lease losses	74	54	80	91	119	91	156	79
Noninterest income:
Service charges on deposits	138	141	143	138	137	144	145	139
Wealth and asset management revenue	108	100	101	101	102	102	103	105
Corporate banking revenue	74	101	111	117	102	104	104	113
Mortgage banking net revenue	52	65	66	75	78	74	71	117
Card and processing revenue	74	79	79	82	79	77	77	77
Other noninterest income	77	137	336	80	136	602	213	1
Securities gains, net	—	(3)	4	6	3	1	—	4

Total noninterest income	523	620	840	599	637	1,104	713	556
Noninterest expense:
Salaries, wages and incentives	411	403	400	407	403	386	387	383
Employee benefits	111	76	78	85	100	74	72	78
Net occupancy expense	78	73	73	75	77	83	77	83
Technology and communications	58	56	62	60	56	59	56	54
Equipment expense	28	29	29	30	30	32	31	31
Card and processing expense	30	31	30	37	35	40	40	38
Other noninterest expense	270	292	301	289	285	289	280	280

Total noninterest expense	986	960	973	983	986	963	943	947
Income before income taxes (taxable equivalent)(d)	402	515	700	433	441	954	520	422
Taxable equivalent adjustment	6	6	6	6	6	5	5	5

Income before income taxes	396	509	694	427	435	949	515	417
Applicable income tax expense	91	114	178	103	109	292	134	108

Net income	$305	$395	$516	$324	$326	$657	$381	$309
Less: Net income attributable to noncontrolling interests	—	—	—	(4)	—	—	—	(6)

Net income attributable to Bancorp	$305	$395	$516	$328	$326	$657	$381	$315
Dividends on preferred stock	15	23	15	23	15	23	15	23

Net income available to common shareholders	$290	$372	$501	$305	$311	$634	$366	$292

Regulatory Capital Data ($ in millions)(a)	Basel III Transitional
CET1 capital	$12,636	$12,426	$12,299	$12,112	$11,914	$11,917	$11,574	$11,582
Additional tier I capital	1,331	1,330	1,331	1,331	1,330	1,343	1,340	1,340

Tier I capital	$13,967	$13,756	$13,630	$13,443	$13,244	$13,260	$12,914	$12,922
Tier II capital	4,172	4,216	4,374	4,414	4,553	3,874	3,935	3,909

Total regulatory capital	$18,139	$17,972	$18,004	$17,857	$17,797	$17,134	$16,849	$16,831

Risk-weighted assets(b)	$117,407	$119,632	$120,954	$121,824	$121,432	$121,290	$123,148	$122,986

CET1 capital ratio(b)	10.76%	10.39%	10.17%	9.94%	9.81%	9.82%	9.40%	9.42%
Tier I risk-based capital ratio(b)	11.90%	11.50%	11.27%	11.03%	10.91%	10.93%	10.49%	10.51%
Total risk-based capital ratio(b)	15.45%	15.02%	14.88%	14.66%	14.66%	14.13%	13.68%	13.69%
Tier I leverage ratio	10.15%	9.90%	9.80%	9.64%	9.57%	9.54%	9.38%	9.44%

CET1 capital ratio (fully phased-in)(b)(c)(d)	10.66%	10.29%	10.09%	9.86%	9.72%	9.72%	9.30%	9.31%

(a)	Current period regulatory capital data and ratios are estimated.
(b)	Under the banking agencies’ risk-based capital guidelines, assets and credit equivalent amounts of derivatives and off-balance sheet exposures are assigned to broad risk categories. The aggregate dollar amount in each risk category is multiplied by the associated risk-weight of the category. The resulting weighted values are added together, along with the measure for market risk, resulting in the Bancorp’s total risk-weighted assets.
(c)	This ratio has been included herein to facilitate a greater understanding of the Bancorp’s capital structure and financial condition. This is a non-GAAP measure.
(d)	These are non-GAAP measures.
(e)	Net tax deficiencies of $1 million, $5 million and $0 were reclassified from capital surplus to applicable income tax expense at March 31, 2016, June 30, 2016 and September 30, 2016, respectively, related to the early adoption of ASU 2016-09 during the fourth quarter of 2016, with an effective date of January 1, 2016.

Quarterly Data

	As of
	March	December	September	June	March	December	September	June
	2017	2016	2016(a)	2016(a)	2016(a)	2015	2015	2015
Balance Sheet ($ in millions, except share data)
Assets
Cash and due from banks	$2,205	$2,392	$2,164	$2,359	$2,298	$2,540	$2,455	$2,785
Available-for-sale and other securities	31,531	31,183	30,689	31,455	29,891	29,044	28,799	27,987
Held-to-maturity securities	26	26	56	62	64	70	157	157
Trading securities	689	410	431	401	405	386	374	370
Other short-term investments	1,644	2,754	2,995	1,818	1,778	2,671	1,994	3,451

Total cash and securities	36,095	36,765	36,335	36,095	34,436	34,711	33,779	34,750
Loans held for sale	616	751	1,060	877	803	903	994	995
Portfolio loans and leases	91,628	92,098	93,151	93,909	93,605	92,582	93,574	92,703

Total loans and leases	92,244	92,849	94,211	94,786	94,408	93,485	94,568	93,698
Allowance for loan and lease losses	(1,238)	(1,253)	(1,272)	(1,299)	(1,295)	(1,272)	(1,261)	(1,293)
Bank premises and equipment	2,052	2,065	2,084	2,144	2,185	2,239	2,264	2,298
Operating lease equipment	702	738	771	756	738	707	680	670
Goodwill	2,419	2,416	2,416	2,416	2,416	2,416	2,416	2,416
Intangible assets	11	9	10	10	11	12	13	13
Servicing rights	776	744	619	621	685	785	757	854
Other real estate owned	55	69	91	107	119	137	149	163
Other assets	7,084	7,775	8,014	7,989	8,727	7,828	8,518	8,059

Total assets	$140,200	$142,177	$143,279	$143,625	$142,430	$141,048	$141,883	$141,628

Liabilities
Deposits:
Demand	$35,362	$35,782	$35,625	$36,137	$35,858	$36,267	$34,832	$35,449
Interest checking	27,230	26,679	24,483	24,571	25,182	26,768	24,832	27,074
Savings	14,360	13,941	14,019	14,356	14,738	14,601	14,632	14,976
Money market	20,585	20,749	19,910	19,125	19,377	18,494	18,887	17,900
Foreign office	521	426	518	453	441	464	754	728
Other time	3,750	3,866	3,971	4,021	4,049	4,019	4,041	4,050
Certificates - $100,000 and over	2,348	2,378	2,745	2,778	2,830	2,592	2,915	2,846
Other foreign office	—	—	—	430	—	—	—	—

Total deposits	104,156	103,821	101,271	101,871	102,475	103,205	100,893	103,023
Federal funds purchased	155	132	126	108	134	151	132	126
Other short-term borrowings	2,015	3,535	3,494	3,979	3,523	1,507	4,904	4,136
Other liabilities	3,759	4,069	4,694	4,682	4,638	4,505	4,604	5,214
Long-term debt	13,658	14,388	16,890	16,231	15,305	15,810	15,492	13,491

Total liabilities	$123,743	$125,945	$126,475	$126,871	$126,075	$125,178	$126,025	$125,990

Equity
Common and preferred equity	$19,810	$19,579	$19,307	$18,914	$18,638	$18,406	$17,867	$17,578
Net unrealized gains:
Available-for-sale securities	117	101	765	879	685	238	528	327
Qualifying cash flow hedges	2	10	48	70	61	22	58	29
Accumulated other comprehensive income related to employee benefit plans	(51)	(52)	(58)	(60)	(62)	(63)	(64)	(65)
Treasury stock, at cost	(3,448)	(3,433)	(3,286)	(3,077)	(2,999)	(2,764)	(2,563)	(2,264)

Total Bancorp shareholders’ equity	16,430	16,205	16,776	16,726	16,323	15,839	15,826	15,605
Noncontrolling interests	27	27	28	28	32	31	32	33

Total equity	$16,457	$16,232	$16,804	$16,754	$16,355	$15,870	$15,858	$15,638

Total liabilities and equity	$140,200	$142,177	$143,279	$143,625	$142,430	$141,048	$141,883	$141,628

Share Data
Preferred shares outstanding - Series H	24,000	24,000	24,000	24,000	24,000	24,000	24,000	24,000
Preferred shares outstanding - Series I	18,000	18,000	18,000	18,000	18,000	18,000	18,000	18,000
Preferred shares outstanding - Series J	12,000	12,000	12,000	12,000	12,000	12,000	12,000	12,000
Common shares outstanding, excluding treasury	750,144,587	750,479,299	755,582,255	766,345,770	770,470,768	785,080,314	795,439,309	810,054,148
Treasury shares held	173,747,994	173,413,282	168,310,326	157,546,811	153,421,813	138,812,267	128,453,272	113,838,433

(a)	Net tax deficiencies of $1 million, $5 million and $0 were reclassified from capital surplus to applicable income tax expense at March 31, 2016, June 30, 2016 and September 30, 2016, respectively, related to the early adoption of ASU 2016-09 during the fourth quarter of 2016, with an effective date of January 1, 2016.

Quarterly Data

	Three Months Ended
	March	December	September	June	March	December	September	June
	2017	2016	2016(a)	2016(a)	2016(a)	2015	2015	2015
Average Balance Sheet ($ in millions, except share data)
Assets
Interest-earning assets:
Loans and leases	$92,791	$93,981	$94,417	$94,807	$94,078	$94,587	$94,329	$92,739
Taxable securities	31,815	30,677	29,772	30,002	29,619	28,951	28,251	27,344
Tax exempt securities	55	81	76	85	78	52	52	59
Other short-term investments	1,307	1,809	1,827	1,953	1,876	2,253	1,799	3,160

Total interest-earning assets	125,968	126,548	126,092	126,847	125,651	125,843	124,431	123,302
Cash and due from banks	2,205	2,358	2,289	2,228	2,335	2,466	2,503	2,636
Other assets	13,220	14,203	15,644	15,140	14,869	14,925	15,064	15,322
Allowance for loan and lease losses	(1,253)	(1,272)	(1,299)	(1,295)	(1,273)	(1,261)	(1,292)	(1,300)

Total assets	$140,140	$141,837	$142,726	$142,920	$141,582	$141,973	$140,706	$139,960
Liabilities
Interest-bearing liabilities:
Interest checking deposits	$26,760	$25,644	$24,475	$24,714	$25,740	$25,296	$25,590	$26,894
Savings deposits	14,117	13,979	14,232	14,576	14,601	14,615	14,868	15,156
Money market deposits	20,603	20,476	19,706	19,243	18,655	18,775	18,253	18,071
Foreign office deposits	454	497	524	484	483	736	718	955
Other time deposits	3,827	3,941	4,020	4,044	4,035	4,052	4,057	4,074
Certificates - $100,000 and over	2,579	2,539	2,768	2,819	2,815	3,305	2,924	2,558
Other deposits	162	115	749	467	—	7	222	—
Federal funds purchased	639	280	446	693	608	1,182	1,978	326
Other short-term borrowings	1,893	1,908	2,171	3,754	3,564	1,675	1,897	1,705
Long-term debt	13,856	15,173	16,102	15,351	14,949	15,738	14,664	13,741

Total interest-bearing liabilities	84,890	84,552	85,193	86,145	85,450	85,381	85,171	83,480
Demand deposits	35,084	36,412	35,918	35,912	35,201	36,254	35,231	35,384
Other liabilities	3,710	4,300	4,704	4,247	4,524	4,325	4,458	5,215

Total liabilities	123,684	125,264	125,815	126,304	125,175	125,960	124,860	124,079
Equity	16,456	16,573	16,911	16,616	16,407	16,013	15,846	15,881

Total liabilities and equity	$140,140	$141,837	$142,726	$142,920	$141,582	$141,973	$140,706	$139,960

Average loans and leases (excluding held for sale)	$92,146	$92,964	$93,511	$93,931	$93,275	$93,594	$93,373	$92,173

Share Data
Average common shares outstanding - basic	747,667,521	746,367,302	750,885,834	759,105,385	773,564,178	784,855,006	795,792,825	803,965,057
Average common shares outstanding - diluted	760,809,239	757,704,190	757,855,877	764,811,003	777,757,934	794,481,388	805,022,588	812,842,540

(a)	Net tax deficiencies of $1 million, $5 million and $0 were reclassified from capital surplus to applicable income tax expense at March 31, 2016, June 30, 2016 and September 30, 2016, respectively, related to the early adoption of ASU 2016-09 during the fourth quarter of 2016, with an effective date of January 1, 2016.

Quarterly Data

	Three Months Ended
	March	December	September	June	March	December	September	June
	2017	2016	2016	2016	2016	2015	2015	2015
End of Period Loans and Leases ($ in millions)(net of unearned discount)
Commercial:
Commercial and industrial loans	$41,076	$41,736	$42,829	$43,575	$43,441	$42,151	$42,970	$42,812
Commercial mortgage loans	6,931	6,904	6,860	6,883	6,874	6,991	7,084	7,165
Commercial construction loans	4,283	3,903	3,905	3,706	3,428	3,214	3,101	2,709
Commercial leases	4,093	3,974	3,995	3,978	3,956	3,854	3,901	3,882

Total commercial loans and leases	56,383	56,517	57,589	58,142	57,699	56,210	57,056	56,568
Consumer:
Residential mortgage loans	15,942	15,737	15,597	15,159	14,563	14,424	14,197	13,792
Home equity	7,469	7,695	7,864	7,988	8,131	8,336	8,460	8,591
Automobile loans	9,572	9,983	10,349	10,671	11,129	11,497	11,829	11,914
Credit card	2,070	2,237	2,169	2,172	2,235	2,360	2,230	2,278
Other consumer loans and leases	808	680	643	654	651	658	696	555

Total consumer loans and leases	35,861	36,332	36,622	36,644	36,709	37,275	37,512	37,130

Total loans and leases	$92,244	$92,849	$94,211	$94,786	$94,408	$93,485	$94,568	$93,698

Average Loans and Leases ($ in millions)(net of unearned discount)
Commercial:
Commercial and industrial loans	$41,892	$42,612	$43,125	$43,878	$43,127	$43,175	$43,162	$42,554
Commercial mortgage loans	6,946	6,961	6,891	6,835	6,908	7,053	7,038	7,149
Commercial construction loans	3,987	3,890	3,848	3,551	3,297	3,141	2,966	2,549
Commercial leases	3,904	3,921	3,963	3,904	3,875	3,841	3,847	3,776

Total commercial loans and leases	56,729	57,384	57,827	58,168	57,207	57,210	57,013	56,028
Consumer:
Residential mortgage loans	15,800	15,802	15,346	14,842	14,405	14,315	13,976	13,375
Home equity	7,581	7,779	7,918	8,059	8,241	8,394	8,521	8,655
Automobile loans	9,786	10,162	10,508	10,887	11,285	11,674	11,881	11,902
Credit card	2,141	2,180	2,165	2,198	2,277	2,320	2,277	2,296
Other consumer loans and leases	754	674	653	653	663	674	661	483

Total consumer loans and leases	36,062	36,597	36,590	36,639	36,871	37,377	37,316	36,711

Total average loans and leases	$92,791	$93,981	$94,417	$94,807	$94,078	$94,587	$94,329	$92,739

Asset Quality ($ in millions)
Nonaccrual portfolio loans and leases (excludes restructured loans)	$346	$403	$344	$385	$419	$228	$205	$217
Nonaccrual loans held for sale	7	4	91	20	3	1	1	1
Nonaccrual restructured loans held for sale	2	9	9	—	2	11	1	—
Nonaccrual portfolio restructured loans and leases	311	257	257	308	282	278	253	258
OREO and other repossessed property	64	78	97	112	124	141	148	151

Total nonperforming assets	$730	$751	$798	$825	$830	$659	$608	$627

Ninety days past due loans and leases	$75	$84	$76	$65	$73	$75	$70	$70

Nonperforming Loans ($ in millions)(nonaccrual plus renegotiated)
Commercial and industrial loans and leases	$487	$491	$508	$483	$465	$259	$171	$182
Commercial mortgage loans	44	46	52	76	83	93	110	106
Commercial construction loans	—	—	—	—	—	—	6	—
Residential mortgage loans	35	34	32	43	44	51	54	62
Home equity	70	73	78	78	80	79	82	88
Other consumer loans and leases	30	29	31	32	34	36	37	38

Total nonperforming loans and leases (including held for sale)	$666	$673	$701	$713	$706	$518	$460	$476

Credit Charge-Offs ($ in millions)
Total losses charged-off	($107)	($97)	($137)	($105)	($116)	($105)	($209)	($112)
Total recoveries of losses previously charged-off	18	24	30	18	20	25	21	26

Total net losses charged-off	($89)	($73)	($107)	($87)	($96)	($80)	($188)	($86)

Quarterly Data

	Three Months Ended
	March	December	September	June	March	December	September	June
Regulation G Non-GAAP Reconciliation ($ in millions)	2017	2016	2016(3)	2016(3)	2016(3)	2015	2015	2015
Net interest income (U.S. GAAP)	$933	$903	$907	$902	$903	$899	$901	$887
Add: Taxable equivalent adjustment	6	6	6	6	6	5	5	5

Taxable equivalent net interest income (a)	939	909	913	908	909	904	906	892

Net interest income (U.S. GAAP) (annualized) (b)	3,784	3,592	3,608	3,628	3,632	3,567	3,575	3,558
Taxable equivalent net interest income (annualized) (c)	3,808	3,616	3,632	3,652	3,656	3,587	3,594	3,578

Noninterest income (d)	523	620	840	599	637	1,104	713	556
Noninterest expense (e)	986	960	973	983	986	963	943	947
Average interest-earning assets (f)	125,968	126,548	126,092	126,847	125,651	125,843	124,431	123,302

Net interest margin (U.S. GAAP) (b)/(f)	3.00%	2.84%	2.86%	2.86%	2.89%	2.83%	2.87%	2.89%
Taxable equivalent net interest margin (c)/(f)	3.02%	2.86%	2.88%	2.88%	2.91%	2.85%	2.89%	2.90%
Taxable equivalent efficiency ratio (e)/(a)+(d)	67.4%	62.8%	55.5%	65.3%	63.8%	48.0%	58.2%	65.4%

Income before income taxes (U.S. GAAP)	396	509	694	427	435	949	515	417
Add: Taxable equivalent adjustment	6	6	6	6	6	5	5	5
Taxable equivalent income before income taxes	402	515	700	433	441	954	520	422

Basel III Final Rule - Transition to fully phased-in
CET1 capital (transitional)	$12,636	$12,426	$12,299	$12,112	$11,914	$11,917	$11,574	$11,582
Less: Adjustments to CET1 capital from transitional to fully phased-in(1)	(2)	(4)	(4)	(4)	(5)	(8)	(11)	(12)

CET1 capital (fully phased-in) (g)	12,634	12,422	12,295	12,108	11,909	11,909	11,563	11,570

Risk-weighted assets (transitional)	117,407	119,632	120,954	121,824	121,432	121,290	123,148	122,986
Add: Adjustments to risk-weighted assets from transitional to fully phased-in(2)	1,164	1,115	929	932	1,027	1,178	1,136	1,280

Risk-weighted assets (fully phased-in) (h)	$118,571	$120,747	$121,883	$122,756	$122,459	$122,468	$124,284	$124,266

Estimated CET1 capital ratio under Basel III Final Rule (fully phased-in) (g)/(h)	10.66%	10.29%	10.09%	9.86%	9.72%	9.72%	9.30%	9.31%

(1)	Primarily relates to disallowed intangible assets (other than goodwill and MSRs, net of associated deferred tax liabilities).
(2)	Primarily relates to higher risk-weighting for MSRs.
(3)	Net tax deficiencies of $1 million, $5 million and $0 were reclassified from capital surplus to applicable income tax expense at March 31, 2016, June 30, 2016 and September 30, 2016, respectively, related to the early adoption of ASU 2016-09 during the fourth quarter of 2016, with an effective date of January 1, 2016.